UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2015

Equity Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 East Kellogg Drive, Suite 200 Wichita, Kansas		67207
(Address of principal executive offices)		(Zip Code)

(316) 612-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 16, 2015, Equity Bancshares, Inc., a Kansas corporation (the “Company”), completed its initial public offering (the “Offering”) of 2,231,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $22.50 per share ($21.0375 per share net of underwriting discounts and commissions), pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-207351) (the “Registration Statement”). The material terms of the Offering are described in the prospectus, dated November 10, 2015 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 12, 2015.

Registration Rights Agreement

In connection with the closing of the Offering, the Company entered into an Amended and Restated Registration Rights Agreement, dated November 16, 2015 (the “Amended and Restated Registration Rights Agreement”), with Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, “Patriot”), Endicott Opportunity Partners III, L.P. (“Endicott”), and Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P. (together, “Compass” and, collectively with Patriot and Endicott, the “Holders”), which amends and restates the registration rights agreements the Company had previously entered into with Patriot, Endicott and Compass (collectively, the “Original Registration Rights Agreements”) to, among other things, provide such Holders with demand registration rights. In general, the piggy-back registration rights and other provisions of the Original Registration Rights Agreements remain substantively unchanged by the Amended and Restated Registration Rights Agreement. The terms of the Amended and Restated Registration Rights Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 10.29 to the Registration Statement and as described therein.

Demand Registration Rights. Under the Amended and Restated Registration Rights Agreement, Patriot has the right to make two requests for the registration of all or a portion of its registrable shares for sale under the Securities Act of 1933, as amended (the “Securities Act”), subject to the terms and conditions contained therein. Upon a request for registration by Patriot, Endicott and Compass may elect to participate in such registration. The Amended and Restated Registration Rights Agreement generally requires Patriot, Endicott and Compass to enter into customary lock-up agreements with the managing underwriter(s) in any underwritten offering involving the Company’s securities. Patriot, Endicott and Compass have generally agreed to pay any fees, expenses, discounts and commissions, other than internal costs incurred by the Company, associated with any demand registrations.

Piggy-Back Registration Rights. Subject to certain limitations, the Amended and Restated Registration Rights Agreement requires that if the Company registers any of its securities under the Securities Act, the Company must give notice to the Holders with registration rights that are still effective of the Company’s intention to effect such a registration, and subject to certain limitations, must include in the registration statement all registrable securities of the Holders for which the Company has received a written request for inclusion; provided, that if the Company is advised in writing in good faith by any managing underwriter of its securities being offered in a public offering that the amount to be sold by selling stockholders (other than the Company) is greater than the amount which can be offered without adversely affecting such offering, the Company may reduce the amount offered for the accounts of selling stockholders in accordance with the procedures of the Amended and Restated Registration Rights Agreement. The Company has agreed to pay certain fees and expenses associated with these piggy-back registrations, other than any underwriting discounts, commissions and fees attributable to the sale of such securities and the legal fees and expenses incurred by the Holders in connection therewith.

The foregoing description of the Amended and Restated Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Other Relationships.

In connection with prior private placement offerings, the Company entered into Management Rights Agreements with Patriot and Endicott pursuant to which each of such parties has the right to nominate one representative to the Company’s board of directors and Equity Bank’s board of directors. For any period during which Patriot and Endicott do not exercise their right to appoint a director, such parties have information rights and board observation rights. The Management Rights Agreements with Patriot and Endicott will terminate if Patriot and Endicott, respectively, cease to own at least 4.9% of the issued and outstanding Common Stock. Michael B. High and Wayne K. Goldstein currently serve as the respective representatives of Patriot and Endicott on the Company’s board of directors.

In addition, pursuant to the Stock Purchase Agreement between the Company and certain affiliate funds of Compass, dated May 15, 2012 (the “Compass SPA”), Compass also received the right to nominate one representative to the Company’s board of directors and Equity Bank’s board of directors. Under the Compass SPA, Compass also has certain board observation rights and information rights if it does not exercise its right to appoint a director. These rights terminate if Compass sells 75% or more of the securities acquired under the Compass SPA. David B. Moore currently serves as the representative of Compass on the Company’s board of directors.

Item 3.03	Material Modifications to Rights of Security Holders.

The information provided in Item 1.01 hereto under the heading “Registration Rights Agreement” is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements

In connection with the closing of the Offering, the Company entered into Indemnification Agreements (the “Indemnification Agreements”) with each of the officers and directors of the Company. The Indemnification Agreements require the Company to indemnify such individuals to the fullest extent permitted under Kansas law against liability that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Registration Rights Agreement, dated November 16, 2015, by and between Equity Bancshares, Inc., Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Endicott Opportunity Partners III, L.P., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P.

10.2	Form of Indemnification Agreement for Equity Bancshares, Inc. Officers and Directors (incorporated by reference to Exhibit 10.3 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the Commission on October 9, 2015, File No. 333-207351)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY BANCSHARES, INC.

By:	/s/ Gregory H. Kossover
Name:	Gregory H. Kossover
Title:	Executive Vice President and Chief Financial Officer

Date: November 19, 2015

Index to Exhibits

Exhibit Number	Description

10.1	Amended and Restated Registration Rights Agreement, dated November 16, 2015, by and between Equity Bancshares, Inc., Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P., Endicott Opportunity Partners III, L.P., Compass Island Investment Opportunities Fund A, L.P. and Compass Island Investment Opportunities Fund C, L.P.

10.2	Form of Indemnification Agreement for Equity Bancshares, Inc. Officers and Directors (incorporated by reference to Exhibit 10.3 to Equity Bancshares, Inc.’s Registration Statement on Form S-1, filed with the Commission on October 9, 2015, File No. 333-207351)